SUPPLEMENT
TO PROSPECTUS SUPPLEMENT DATED MAY 28, 2003
(To Prospectus dated May 22, 2003)



                                  CWMBS, INC.
                                   Depositor

                                  Countrywide
                               Home Loans, Inc.
                                    Seller

                      Countrywide Home Loans Servicing LP
                                Master Servicer

                    CHL Mortgage Pass-Through Trust 2003-J5
                                    Issuer

                                -------------



--------------------------
The Class PO                        The Class PO Certificates
Certificates represent
obligations of the trust            o   This supplement relates to the
only and do not                         offering of the Class PO Certificates
represent an interest in                of the series referenced above. This
or obligation of                        supplement does not contain complete
CWMBS, Inc.,                            information about the offering of the
Countrywide Home                        Class PO Certificates. Additional
Loans, Inc.,                            information is contained in the
Countrywide Home                        prospectus supplement dated May 28,
Loans Servicing LP, or                  2003, prepared in connection with the
any of their affiliates.                offering of the offered certificates
                                        of the series referenced above, and in
This supplement                         the prospectus of the depositor dated
October be used to offer                May 22, 2003. You are urged to read
and sell the offered                    this supplement, the prospectus
certificates only if                    supplement and the prospectus in full.
accompanies by the
prospectus supplement               o   As of October 27, 2003, the class
and the prospectus.                     certificate balance of the Class PO
--------------------------              Certificates was approximately
                                        $2,536,046.

                                    o   Exhibit 1 to this supplement is the
                                        monthly statement made available to
                                        holders of the Class PO Certificates
                                        on the distribution date in October
                                        2003.

                                    o   This supplement also modifies the
                                        "Method of Distribution" section on
                                        page S-77 of the prospectus supplement
                                        and the "Yield, Prepayment and
                                        Maturity Considerations" section on
                                        page S-58 of the prospectus supplement
                                        as described on the next page.




Neither the SEC nor any state securities commission has approved these securities or determined that this supplement, the prospectus supplement or the prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

This supplement is to be used by Countrywide Securities Corporation, an affiliate of CWMBS, Inc., Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP, in connection with offers and sales relating to transactions in the Class PO certificates in which Countrywide Securities Corporation acts as placement agent. Sales will be made at prices related to the prevailing prices at the time of sale.

October 31, 2003

                            ADDITIONAL INFORMATION

          You should purchase the Class PO Certificates only if you have read this supplement and the following documents:

            o the prospectus supplement, dated May 28, 2003 (the "Prospectus Supplement"), prepared in connection with the offering of the offered certificates of the series referenced above, which is attached to, and forms a part of this supplement; and

            o the prospectus of the depositor, dated May 22, 2003, which is attached to, and forms a part of this supplement.

                           DESCRIPTION OF COLLATERAL

Reports to Certificateholders

          The monthly statement furnished to the Certificateholders on the Distribution Date in October 2003 (the "Certificate Date") is included herein as Exhibit 1.

                            METHOD OF DISTRIBUTION

          Pursuant to a Placement Agency Agreement, dated as of October 31, 2003 (the "Placement Agreement"), between CWMBS, Inc. (the "PO Seller") and Countrywide Securities Corporation (the "Placement Agent"), the Placement Agent has agreed, subject to the satisfaction of certain conditions, to sell the Class PO Certificates on a best efforts basis, and the PO Seller has agreed to sell the Class PO Certificates through the Placement Agent. Sales will be made at prices relating to the prevailing prices at the time of sale.

                 YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

Sensitivity of the Class PO Certificates

          The information set forth in the following table has been prepared on the basis of the structuring assumptions contained in the Prospectus Supplement, that the Class PO Certificates have the class certificate balance described on the cover to this supplement, that the closing date for the purchase of the Class PO Certificates is October 31, 2003, and the assumption that the aggregate purchase price of the Class PO Certificates (expressed as a percentage of their Certificate Date Class Certificate Balance) is 74%.

                   Sensitivity of the Principal Only Certificates to Prepayments
                                    (Pre-tax Yields to Maturity)

                                                      Percentage of the Prepayment Assumption
                                              -------------------------------------------------------
Class                                            0%        100%        300%        400%        500%
-----                                         --------   --------    --------    --------   ---------
Class PO..................................      2.6%       4.1%        7.2%        8.9%       10.5%

          It is unlikely that the Discount mortgage loans will have the precise characteristics described in this supplement or that the Discount mortgage loans will all prepay at the same rate until maturity or that all of the Discount mortgage loans will prepay at the same rate or time. As a result of these factors, the pre-tax yield on the Class PO Certificates is likely to differ from those shown in the table above, even if all of the Discount mortgage loans prepay at the indicated percentages of the Prepayment Assumption. No representation is made as to the actual rate of principal payments on the Discount mortgage loans for any period or over the life of the Class PO Certificates or as to the yield on the Class PO Certificates. Investors must make their own decisions as to the appropriate prepayment assumptions to be used in deciding whether to purchase the Class PO Certificates.

                                   EXHIBIT 1

                                  [Attached]

      THE                                                                                            Distribution Date:  10/25/03
    BANK OF
      NEW
     YORK

101 Barclay St., 8W
New York, NY 10286

Officer:   Courtney Bartholomew                              Countrywide Home Loans
           212-815-3236                               Mortgage Pass-Through Certificates
Associate: Sean O'Connell                                        Series 2003-J5
           212-815-6312

                                                Certificateholder Monthly Distribution Summary
---------------------------------------------------------------------------------------------------------------------------------
                                        Certificate                      Pass
                           Class           Rate         Beginning       Through      Principal        Interest         Total
Class        Cusip      Description        Type          Balance        Rate (%)    Distribution    Distribution    Distribution
---------------------------------------------------------------------------------------------------------------------------------
 1A1       12669EJL1       Senior       Fix-30/360    139,331,631.43    5.500000    2,608,705.72      638,603.31    3,247,309.03
 1A2       12669EJM9       Senior       Fix-30/360     10,000,000.00    5.500000            0.00       45,833.33       45,833.33
 1A3       12669EJN7       Senior       Fix-30/360     40,402,375.29    5.000000      756,453.55      168,343.23      924,796.78
 1A4       12669EJP2       Senior       Fix-30/360     60,603,562.94    5.250000    1,134,680.33      265,140.59    1,399,820.92
 1A5       12669EJQ0       Senior       Fix-30/360     14,140,831.35    8.000000      264,758.74       94,272.21      359,030.95
 1A6       12669EJR8       Senior       Fix-30/360     13,935,358.97    5.500000      162,728.29       63,870.40      226,598.68
 1A7       12669EJS6       Senior       Fix-30/360      4,932,000.00    5.500000            0.00       22,605.00       22,605.00
 1A8       12669EJT4       Senior       Fix-30/360     14,205,218.97    5.500000       82,127.75       65,107.25      147,235.00
 1A9       12669EJU1       Senior       Fix-30/360     11,746,000.00    5.500000            0.00       53,835.83       53,835.83
 110       12669EJV9       Senior       Fix-30/360     17,918,781.03    5.500000            0.00            0.00            0.00
 111       12669EJW7       Senior       Fix-30/360     44,415,000.00    5.500000            0.00      203,568.75      203,568.75
 112       12669EJX5       Senior       Fix-30/360        585,000.00    5.500000            0.00        2,681.25        2,681.25
 1X        12669EJZ0      Strip IO      Fix-30/360    304,725,738.08    0.289847            0.00       73,603.24       73,603.24
 2A1       12669EKA3       Senior       Fix-30/360    144,815,521.33    5.000000    3,243,071.33      603,398.01    3,846,469.33
 2X        12669EKB1      Strip IO      Fix-30/360     89,964,494.66    0.283699            0.00       21,269.03       21,269.03
 PO                                                     2,560,092.16    0.000000       24,046.42            0.00       24,046.42
PO-1       12669EKC9      Strip PO      Fix-30/360        946,782.21    0.000000       17,031.19            0.00       17,031.19
PO-2       12669EKC9      Strip PO      Fix-30/360      1,613,309.95    0.000000        7,015.23            0.00        7,015.23
 AR        12669EKD7       Senior       Fix-30/360              0.00    5.500000            0.00            0.00            0.00

---------------------------------------------------------------------------------------------------------------------------------

 M         12669EKE5       Junior       Fix-30/360     14,507,896.41    5.355278       26,039.25       64,744.85       90,784.10
 B1        12669EKF2       Junior       Fix-30/360      1,892,360.10    5.355278        3,396.47        8,445.10       11,841.57
 B2        12669EKG0       Junior       Fix-30/360      1,892,360.10    5.355278        3,396.47        8,445.10       11,841.57
 B3        12669EPN0       Junior       Fix-30/360        630,786.70    5.355278        1,132.16        2,815.03        3,947.19
 B4        12669EPP5       Junior       Fix-30/360        630,786.70    5.355278        1,132.16        2,815.03        3,947.19
 B5        12669EPQ3       Junior       Fix-30/360        946,397.29    5.355278        1,698.62        4,223.52        5,922.13

---------------------------------------------------------------------------------------------------------------------------------

Totals                                                540,091,960.77                8,313,367.26    2,413,620.06   10,726,987.29

---------------------------------------------------------------------------------------------------------------------------------




                        Current                   Cumulative
                       Realized        Ending      Realized
Class        Cusip      Losses        Balance       Losses
------------------------------------------------------------
1A1        12669EJL1     0.00     136,722,925.71     0.00
1A2        12669EJM9     0.00      10,000,000.00     0.00
1A3        12669EJN7     0.00      39,645,921.74     0.00
1A4        12669EJP2     0.00      59,468,882.61     0.00
1A5        12669EJQ0     0.00      13,876,072.61     0.00
1A6        12669EJR8     0.00      13,772,630.68     0.00
1A7        12669EJS6     0.00       4,932,000.00     0.00
1A8        12669EJT4     0.00      14,123,091.23     0.00
1A9        12669EJU1     0.00      11,746,000.00     0.00
110        12669EJV9     0.00      18,000,908.77     0.00
111        12669EJW7     0.00      44,415,000.00     0.00
112        12669EJX5     0.00         585,000.00     0.00
1X         12669EJZ0     0.00     300,200,811.72     0.00
2A1        12669EKA3     0.00     141,572,450.00     0.00
2X         12669EKB1     0.00      86,959,485.45     0.00
PO                       0.00       2,536,045.74     0.00
PO-1       12669EKC9     0.00         929,751.02     0.00
PO-2       12669EKC9     0.00       1,606,294.72     0.00
AR         12669EKD7     0.00               0.00     0.00

------------------------------------------------------------

M          12669EKE5     0.00      14,481,857.16     0.00
B1         12669EKF2     0.00       1,888,963.63     0.00
B2         12669EKG0     0.00       1,888,963.63     0.00
B3         12669EPN0     0.00         629,654.54     0.00
B4         12669EPP5     0.00         629,654.54     0.00
B5         12669EPQ3     0.01         944,698.67     0.01

------------------------------------------------------------

Totals                   0.01     531,860,721.26     0.01

------------------------------------------------------------


                                    Page 1

       THE                                                                                            Distribution Date:  10/25/03
     BANK OF
       NEW
      YORK

101 Barclay St., 8W
New York, NY 10286

Officer:   Courtney Bartholomew                              Countrywide Home Loans
           212-815-3236                               Mortgage Pass-Through Certificates
Associate: Sean O'Connell                                        Series 2003-J5
           212-815-6312

                                                        Principal Distribution Detail

                           Original         Beginning     Scheduled                    Unscheduled         Net
                         Certificate       Certificate    Principal       Accretion     Principal       Principal
Class      Cusip           Balance           Balance     Distribution     Principal    Adjustments    Distribution
------------------------------------------------------------------------------------------------------------------
 1A1     12669EJL1     172,430,000.00    139,331,631.43  2,608,705.72        0.00         0.00        2,608,705.72
 1A2     12669EJM9      10,000,000.00     10,000,000.00          0.00        0.00         0.00                0.00
 1A3     12669EJN7      50,000,000.00     40,402,375.29    756,453.55        0.00         0.00          756,453.55
 1A4     12669EJP2      75,000,000.00     60,603,562.94  1,134,680.33        0.00         0.00        1,134,680.33
 1A5     12669EJQ0      17,500,000.00     14,140,831.35    264,758.74        0.00         0.00          264,758.74
 1A6     12669EJR8      16,000,000.00     13,935,358.97    162,728.29        0.00         0.00          162,728.29
 1A7     12669EJS6       4,932,000.00      4,932,000.00          0.00        0.00         0.00                0.00
 1A8     12669EJT4      14,530,000.00     14,205,218.97     82,127.75        0.00         0.00           82,127.75
 1A9     12669EJU1      11,746,000.00     11,746,000.00          0.00        0.00         0.00                0.00
 110     12669EJV9      17,594,000.00     17,918,781.03          0.00   82,127.75         0.00                0.00
 111     12669EJW7      44,415,000.00     44,415,000.00          0.00        0.00         0.00                0.00
 112     12669EJX5         585,000.00        585,000.00          0.00        0.00         0.00                0.00
 1X      12669EJZ0     362,726,163.00    304,725,738.08          0.00        0.00         0.00                0.00
 2A1     12669EKA3     180,000,000.00    144,815,521.33  3,243,071.33        0.00         0.00        3,243,071.33
 2X      12669EKB1     117,990,619.00     89,964,494.66          0.00        0.00         0.00                0.00
 PO                      2,716,995.52      2,560,092.16     24,046.42        0.00         0.00           24,046.42
PO-1     12669EKC9         980,889.90        946,782.21     17,031.19        0.00         0.00           17,031.19
PO-2     12669EKC9       1,736,105.62      1,613,309.95      7,015.23        0.00         0.00            7,015.23
 AR      12669EKD7             100.00              0.00          0.00        0.00         0.00                0.00

------------------------------------------------------------------------------------------------------------------

 M       12669EKE5      14,678,400.00     14,507,896.41     26,039.25        0.00         0.00           26,039.25
 B1      12669EKF2       1,914,600.00      1,892,360.10      3,396.47        0.00         0.00            3,396.47
 B2      12669EKG0       1,914,600.00      1,892,360.10      3,396.47        0.00         0.00            3,396.47
 B3      12669EPN0         638,200.00        630,786.70      1,132.16        0.00         0.00            1,132.16
 B4      12669EPP5         638,200.00        630,786.70      1,132.16        0.00         0.00            1,132.16
 B5      12669EPQ3         957,519.74        946,397.29      1,698.62        0.00         0.00            1,698.62

------------------------------------------------------------------------------------------------------------------

Totals                 638,190,615.26    540,091,960.77  8,313,367.26   82,127.75         0.00        8,313,367.26

------------------------------------------------------------------------------------------------------------------




                       Current          Ending           Ending
                      Realized        Certificate      Certificate
Class      Cusip       Losses           Balance          Factor
------------------------------------------------------------------
 1A1     12669EJL1      0.00        136,722,925.71   0.79291843477
 1A2     12669EJM9      0.00         10,000,000.00   1.00000000000
 1A3     12669EJN7      0.00         39,645,921.74   0.79291843477
 1A4     12669EJP2      0.00         59,468,882.61   0.79291843477
 1A5     12669EJQ0      0.00         13,876,072.61   0.79291843477
 1A6     12669EJR8      0.00         13,772,630.68   0.86078941778
 1A7     12669EJS6      0.00          4,932,000.00   1.00000000000
 1A8     12669EJT4      0.00         14,123,091.23   0.97199526677
 1A9     12669EJU1      0.00         11,746,000.00   1.00000000000
 110     12669EJV9      0.00         18,000,908.77   1.02312770114
 111     12669EJW7      0.00         44,415,000.00   1.00000000000
 112     12669EJX5      0.00            585,000.00   1.00000000000
 1X      12669EJZ0      0.00        300,200,811.72   0.82762381747
 2A1     12669EKA3      0.00        141,572,450.00   0.78651361111
 2X      12669EKB1      0.00         86,959,485.45   0.73700338372
 PO                     0.00          2,536,045.74   0.93340078087
PO-1     12669EKC9      0.00            929,751.02   0.94786481275
PO-2     12669EKC9      0.00          1,606,294.72   0.92522868744
 AR      12669EKD7      0.00                  0.00   0.00000000000

------------------------------------------------------------------

 M       12669EKE5      0.00         14,481,857.16   0.98661006376
 B1      12669EKF2      0.00          1,888,963.63   0.98661006376
 B2      12669EKG0      0.00          1,888,963.63   0.98661006376
 B3      12669EPN0      0.00            629,654.54   0.98661006376
 B4      12669EPP5      0.00            629,654.54   0.98661006376
 B5      12669EPQ3      0.01            944,698.67   0.98661011987

------------------------------------------------------------------

Totals                  0.01        531,860,721.26

------------------------------------------------------------------

       THE                                                                                            Distribution Date:  10/25/03
     BANK OF
       NEW
      YORK

101 Barclay St., 8W
New York, NY 10286

Officer:   Courtney Bartholomew                              Countrywide Home Loans
           212-815-3236                               Mortgage Pass-Through Certificates
Associate: Sean O'Connell                                        Series 2003-J5
           212-815-6312

                                                        Interest Distribution Detail

            Beginning        Pass         Accrued     Cumulative                   Total         Net       Unscheduled
           Certificate      Through       Optimal       Unpaid       Deferred     Interest   Prepayment     Interest      Interest
Class        Balance        Rate (%)     Interest      Interest      Interest       Due     Int Shortfall  Adjustment       Paid
-----------------------------------------------------------------------------------------------------------------------------------
 1A1     139,331,631.43    5.500000     638,603.31       0.00          0.00      638,603.31     0.00           0.00      638,603.31
 1A2      10,000,000.00    5.500000      45,833.33       0.00          0.00       45,833.33     0.00           0.00       45,833.33
 1A3      40,402,375.29    5.000000     168,343.23       0.00          0.00      168,343.23     0.00           0.00      168,343.23
 1A4      60,603,562.94    5.250000     265,140.59       0.00          0.00      265,140.59     0.00           0.00      265,140.59
 1A5      14,140,831.35    8.000000      94,272.21       0.00          0.00       94,272.21     0.00           0.00       94,272.21
 1A6      13,935,358.97    5.500000      63,870.40       0.00          0.00       63,870.40     0.00           0.00       63,870.40
 1A7       4,932,000.00    5.500000      22,605.00       0.00          0.00       22,605.00     0.00           0.00       22,605.00
 1A8      14,205,218.97    5.500000      65,107.25       0.00          0.00       65,107.25     0.00           0.00       65,107.25
 1A9      11,746,000.00    5.500000      53,835.83       0.00          0.00       53,835.83     0.00           0.00       53,835.83
 110      17,918,781.03    5.500000           0.00       0.00     82,127.75       82,127.75     0.00           0.00            0.00
 111      44,415,000.00    5.500000     203,568.75       0.00          0.00      203,568.75     0.00           0.00      203,568.75
 112         585,000.00    5.500000       2,681.25       0.00          0.00        2,681.25     0.00           0.00        2,681.25
 1X      304,725,738.08    0.289847      73,603.24       0.00          0.00       73,603.24     0.00           0.00       73,603.24
 2A1     144,815,521.33    5.000000     603,398.01       0.00          0.00      603,398.01     0.00           0.00      603,398.01
 2X       89,964,494.66    0.283699      21,269.03       0.00          0.00       21,269.03     0.00           0.00       21,269.03
 PO        2,560,092.16    0.000000           0.00       0.00          0.00            0.00     0.00           0.00            0.00
PO-1         946,782.21    0.000000           0.00       0.00          0.00            0.00     0.00           0.00            0.00
PO-2       1,613,309.95    0.000000           0.00       0.00          0.00            0.00     0.00           0.00            0.00
 AR                0.00    5.500000           0.00       0.00          0.00            0.00     0.00           0.00            0.00

-----------------------------------------------------------------------------------------------------------------------------------

 M        14,507,896.41    5.355278      64,744.85       0.00          0.00       64,744.85     0.00           0.00       64,744.85
 B1        1,892,360.10    5.355278       8,445.10       0.00          0.00        8,445.10     0.00           0.00        8,445.10
 B2        1,892,360.10    5.355278       8,445.10       0.00          0.00        8,445.10     0.00           0.00        8,445.10
 B3          630,786.70    5.355278       2,815.03       0.00          0.00        2,815.03     0.00           0.00        2,815.03
 B4          630,786.70    5.355278       2,815.03       0.00          0.00        2,815.03     0.00           0.00        2,815.03
 B5          946,397.29    5.355278       4,223.52       0.00          0.00        4,223.52     0.00           0.00        4,223.52

-----------------------------------------------------------------------------------------------------------------------------------

Totals   540,091,960.77               2,413,620.06       0.00     82,127.75    2,495,747.81     0.00           0.00    2,413,620.06

-----------------------------------------------------------------------------------------------------------------------------------


                                                               Page 3

       THE                                                                                            Distribution Date:  10/25/03
     BANK OF
       NEW
      YORK

101 Barclay St., 8W
New York, NY 10286

Officer:   Courtney Bartholomew                              Countrywide Home Loans
           212-815-3236                               Mortgage Pass-Through Certificates
Associate: Sean O'Connell                                        Series 2003-J5
           212-815-6312

                                                         Current Payment Information
                                                              Factors per $1,000

                           Original          Beginning Cert.                                       Ending Cert.      Pass
                         Certificate            Notional          Principal        Interest          Notional       Through
Class       Cusip          Balance              Balance         Distribution     Distribution        Balance        Rate (%)
----------------------------------------------------------------------------------------------------------------------------
 1A1      12669EJL1    172,430,000.00       808.047505831       15.129071057      3.703551068     792.918434774     5.500000
 1A2      12669EJM9     10,000,000.00     1,000.000000000        0.000000000      4.583333333   1,000.000000000     5.500000
 1A3      12669EJN7     50,000,000.00       808.047505831       15.129071057      3.366864608     792.918434774     5.000000
 1A4      12669EJP2     75,000,000.00       808.047505831       15.129071057      3.535207838     792.918434774     5.250000
 1A5      12669EJQ0     17,500,000.00       808.047505831       15.129071057      5.386983372     792.918434774     8.000000
 1A6      12669EJR8     16,000,000.00       870.959935794       10.170518018      3.991899706     860.789417775     5.500000
 1A7      12669EJS6      4,932,000.00     1,000.000000000        0.000000000      4.583333333   1,000.000000000     5.500000
 1A8      12669EJT4     14,530,000.00       977.647554890        5.652288119      4.480884627     971.995266771     5.500000
 1A9      12669EJU1     11,746,000.00     1,000.000000000        0.000000000      4.583333333   1,000.000000000     5.500000
 110      12669EJV9     17,594,000.00     1,018.459760569        0.000000000      0.000000000   1,023.127701138     5.500000
 111      12669EJW7     44,415,000.00     1,000.000000000        0.000000000      4.583333333   1,000.000000000     5.500000
 112      12669EJX5        585,000.00     1,000.000000000        0.000000000      4.583333333   1,000.000000000     5.500000
 1X       12669EJZ0    362,726,163.00       840.098589966        0.000000000      0.202916809     827.623817475     0.289847
 2A1      12669EKA3    180,000,000.00       804.530674042       18.017062931      3.352211142     786.513611111     5.000000
 2X       12669EKB1    117,990,619.00       762.471588186        0.000000000      0.180260372     737.003383718     0.283699
 PO                      2,716,995.52       942.251152479        8.850371605      0.000000000     933.400780874     0.000000
PO-1      12669EKC9        980,889.90       965.227814626       17.363001880      0.000000000     947.864812745     0.000000
PO-2      12669EKC9      1,736,105.62       929.269472611        4.040785172      0.000000000     925.228687439     0.000000
 AR       12669EKD7            100.00         0.000000000        0.000000000      0.000000000       0.000000000     5.500000

----------------------------------------------------------------------------------------------------------------------------

 M        12669EKE5     14,678,400.00       988.384047700        1.773983941      4.410892942     986.610063759     5.355278
 B1       12669EKF2      1,914,600.00       988.384047700        1.773983941      4.410892942     986.610063759     5.355278
 B2       12669EKG0      1,914,600.00       988.384047700        1.773983941      4.410892942     986.610063759     5.355278
 B3       12669EPN0        638,200.00       988.384047700        1.773983941      4.410892942     986.610063759     5.355278
 B4       12669EPP5        638,200.00       988.384047700        1.773983941      4.410892942     986.610063759     5.355278
 B5       12669EPQ3        957,519.74       988.384102088        1.773976648      4.410893184     986.610119871     5.355278

----------------------------------------------------------------------------------------------------------------------------

Totals                 638,190,615.26       846.286278513       13.026464290      3.781973602     833.388502655

----------------------------------------------------------------------------------------------------------------------------


                                                           Page 4

       THE
     BANK OF
       NEW
      YORK

101 Barclay St., 8W
New York, NY 10286

Officer:   Courtney Bartholomew                              Countrywide Home Loans
           212-815-3236                               Mortgage Pass-Through Certificates
Associate: Sean O'Connell                                        Series 2003-J5
           212-815-6312


Pool Level Data

Distribution Date                                                                                                          10/25/03
Cut-off Date                                                                                                                 5/1/03
Determination Date                                                                                                          10/1/03
Accrual Period 30/360                                 Begin                                                                  9/1/03
                                                      End                                                                   10/1/03
Number of Days in 30/360 Accrual Period                                                                                          30



------------------------------------------------------------------------------
                            Collateral Information
------------------------------------------------------------------------------

Group 1
-------

Cut-Off Date Balance                                                                                                 450,349,678.81

Beginning Aggregate Pool Stated Principal Balance                                                                    387,729,365.10
Ending Aggregate Pool Stated Principal Balance                                                                       382,770,641.52

Beginning Aggregate Loan Count                                                                                                  818
Loans Paid Off or Otherwise Removed Pursuant to Pooling and Servicing Agreement                                                   9
Ending Aggregate Loan Count                                                                                                     809

Beginning Weighted Average Loan Rate (WAC)                                                                                5.974772%
Ending Weighted Average Loan Rate (WAC)                                                                                   5.973972%

Beginning Net Weighted Average Loan Rate                                                                                  5.714368%
Ending Net Weighted Average Loan Rate                                                                                     5.713551%

Weighted Average Maturity (WAM) (Months)                                                                                        355

Servicer Advances                                                                                                         15,606.78

Aggregate Pool Prepayment                                                                                              4,576,337.73
Pool Prepayment Rate                                                                                                    13.2916 CPR


Group 2
-------

Cut-Off Date Balance                                                                                                 187,840,936.50

Beginning Aggregate Pool Stated Principal Balance                                                                    152,362,595.67
Ending Aggregate Pool Stated Principal Balance                                                                       149,090,079.74

Beginning Aggregate Loan Count                                                                                                  311
Loans Paid Off or Otherwise Removed Pursuant to Pooling and Servicing Agreement                                                   5
Ending Aggregate Loan Count                                                                                                     306

Beginning Weighted Average Loan Rate (WAC)                                                                                5.373571%
Ending Weighted Average Loan Rate (WAC)                                                                                   5.368824%


                                                               Page 1

       THE
     BANK OF
       NEW
      YORK

101 Barclay St., 8W
New York, NY 10286

Officer:   Courtney Bartholomew                              Countrywide Home Loans
           212-815-3236                               Mortgage Pass-Through Certificates
Associate: Sean O'Connell                                        Series 2003-J5
           212-815-6312


Group 2
-------

Beginning Net Weighted Average Loan Rate                                                                                  5.114571%
Ending Net Weighted Average Loan Rate                                                                                     5.109824%

Weighted Average Maturity (WAM) (Months)                                                                                        355

Servicer Advances                                                                                                          3,459.68

Aggregate Pool Prepayment                                                                                              2,696,365.56
Pool Prepayment Rate                                                                                                    19.3528 CPR



------------------------------------------------------------------------------
                           Certificate Information
------------------------------------------------------------------------------

Group 1
-------

Senior Percentage                                                                                                    96.2338472433%
Senior Prepayment Percentage                                                                                        100.0000000000%

Subordinate Percentage                                                                                                3.7661527567%
Subordinate Prepayment Percentage                                                                                     0.0000000000%

Group 2
-------

Senior Percentage                                                                                                    96.0638192340%
Senior Prepayment Percentage                                                                                        100.0000000000%

Subordinate Percentage                                                                                                3.9361807660%
Subordinate Prepayment Percentage                                                                                     0.0000000000%



Certificate Account

Beginning Balance                                                                                                              0.00

Deposit
Payments of Interest and Principal                                                                                    10,832,872.15
Liquidation Proceeds                                                                                                           0.00
All Other Proceeds                                                                                                             0.00
Other Amounts                                                                                                                  0.00

Total Deposits                                                                                                        10,832,872.15



Withdrawals
Reimbursement of Servicer Advances                                                                                             0.00
Payment of Master Servicer Fees                                                                                          105,431.08


                                                               Page 2

       THE                                                                                             Distribution Date:  10/25/03
     BANK OF
       NEW
      YORK

101 Barclay St., 8W
New York, NY 10286

Officer:   Courtney Bartholomew                              Countrywide Home Loans
           212-815-3236                               Mortgage Pass-Through Certificates
Associate: Sean O'Connell                                        Series 2003-J5
           212-815-6312


Payment of Sub Servicer Fees                                                                                                 453.77
Payment of Other Fees                                                                                                          0.00
Payment of Insurance Premium(s)                                                                                                0.00
Payment of Personal Mortgage Insurance                                                                                       453.77
Other Permitted Withdrawal per the Pooling and Service Agreement                                                               0.00
Payment of Principal and Interest                                                                                     10,726,987.30
                                                                                                                      -------------
Total Withdrawals                                                                                                     10,833,325.93

Ending Balance                                                                                                                 0.00



Prepayment Compensation
Total Gross Prepayment Interest Shortfall                                                                                  7,088.08
Compensation for Gross PPIS from Servicing Fees                                                                            7,088.08
Other Gross PPIS Compensation                                                                                                  0.00
                                                                                                                           --------
Total Net PPIS (Non-Supported PPIS)                                                                                            0.00



Master Servicing Fees Paid                                                                                               105,431.08
Insurance Premium(s) Paid                                                                                                      0.00
Personal Mortgage Insurance Fees Paid                                                                                        453.77
Other Fees Paid                                                                                                                0.00
                                                                                                                         ----------
Total Fees                                                                                                               105,884.85



------------------------------------------------------------------------------
                           Delinquency Information
------------------------------------------------------------------------------

Group 1
-------

Delinquency                                            31-60 Days              61-90 Days             91+ Days               Totals
-----------                                            ----------              ----------             --------               ------

Scheduled Principal Balance                          2,160,039.62                    0.00           421,730.37         2,581,769.99
Percentage of Total Pool Balance                        0.564317%               0.000000%            0.110178%            0.674495%
Number of Loans                                                 4                       0                    1                    5
Percentage of Total Loans                               0.494438%               0.000000%            0.123609%            0.618047%

Foreclosure
-----------

Scheduled Principal Balance                                                                                                    0.00
Percentage of Total Pool Balance                                                                                          0.000000%
Number of Loans                                                                                                                   0
Percentage of Total Loans                                                                                                 0.000000%


                                                               Page 3

       THE
     BANK OF
       NEW
      YORK

101 Barclay St., 8W
New York, NY 10286

Officer:   Courtney Bartholomew                              Countrywide Home Loans
           212-815-3236                               Mortgage Pass-Through Certificates
Associate: Sean O'Connell                                        Series 2003-J5
           212-815-6312


Bankruptcy
----------

Scheduled Principal Balance                                                                                                    0.00
Percentage of Total Pool Balance                                                                                          0.000000%
Number of Loans                                                                                                                   0
Percentage of Total Loans                                                                                                 0.000000%

REO
---

Scheduled Principal Balance                                                                                                    0.00
Percentage of Total Pool Balance                                                                                          0.000000%
Number of Loans                                                                                                                   0
Percentage of Total Loans                                                                                                 0.000000%

Book Value of all REO Loans                                                                                                    0.00
Percentage of Total Pool Balance                                                                                          0.000000%

Current Realized Losses                                                                                                        0.00
Additional Gains (Recoveries)/Losses                                                                                           0.00
Total Realized Losses                                                                                                          0.00

Group 2
-------


Delinquency                                            31-60 Days              61-90 Days             91+ Days               Totals
                                                       ----------              ----------             --------               ------
Scheduled Principal Balance
Percentage of Total Pool Balance                       410,948.94                    0.00                 0.00           410,948.94
Number of Loans                                         0.275638%               0.000000%            0.000000%            0.275638%
Percentage of Total Loans                                       1                       0                    0                    1
                                                        0.326797%               0.000000%            0.000000%            0.326797%

Foreclosure
-----------

Scheduled Principal Balance                                                                                                    0.00
Percentage of Total Pool Balance                                                                                          0.000000%
Number of Loans                                                                                                                   0
Percentage of Total Loans                                                                                                 0.000000%

Bankruptcy
----------

Scheduled Principal Balance                                                                                                    0.00
Percentage of Total Pool Balance                                                                                          0.000000%
Number of Loans                                                                                                                   0
Percentage of Total Loans                                                                                                 0.000000%

REO
---

Scheduled Principal Balance                                                                                                    0.00
Percentage of Total Pool Balance                                                                                          0.000000%
Number of Loans                                                                                                                   0
Percentage of Total Loans                                                                                                 0.000000%


                                                               Page 4

       THE
     BANK OF
       NEW
      YORK

101 Barclay St., 8W
New York, NY 10286

Officer:   Courtney Bartholomew                              Countrywide Home Loans
           212-815-3236                               Mortgage Pass-Through Certificates
Associate: Sean O'Connell                                        Series 2003-J5
           212-815-6312


Book Value of all REO Loans                                                                                                    0.00
Percentage of Total Pool Balance                                                                                          0.000000%

Current Realized Losses                                                                                                        0.00
Additional Gains (Recoveries)/Losses                                                                                           0.00
Total Realized Losses                                                                                                          0.00



------------------------------------------------------------------------------
                 Subordination/Credit Enhancement Information
------------------------------------------------------------------------------

Protection                                                                                           Original               Current
----------                                                                                           --------               -------

Bankruptcy Loss                                                                                    100,000.00            100,000.00
Bankruptcy Percentage                                                                               0.015669%             0.018802%
Credit/Fraud Loss                                                                                6,381,906.00          6,381,906.00
Credit/Fraud Loss Percentage                                                                        1.000000%             1.199921%
Special Hazard Loss                                                                              6,381,906.00          5,400,919.61
Special Hazard Loss Percentage                                                                      1.000000%             1.015476%

Credit Support                                                                                       Original               Current
--------------                                                                                       --------               -------

Class A                                                                                        617,449,095.52        511,396,929.09
Class A Percentage                                                                                 96.749949%            96.152415%

Class M                                                                                         14,678,400.00         14,481,857.16
Class M Percentage                                                                                  2.300002%             2.722866%

Class B1                                                                                         1,914,600.00          1,888,963.63
Class B1 Percentage                                                                                 0.300004%             0.355161%

Class B2                                                                                         1,914,600.00          1,888,963.63
Class B2 Percentage                                                                                 0.300004%             0.355161%

Class B3                                                                                           638,200.00            629,654.54
Class B3 Percentage                                                                                 0.100001%             0.118387%

Class B4                                                                                           638,200.00            629,654.54
Class B4 Percentage                                                                                 0.100001%             0.118387%

Class B5                                                                                           957,519.74            944,698.67
Class B5 Percentage                                                                                 0.150037%             0.177621%


                                                               Page 5